                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     FEBRUARY 1, 2000

                                 THE KNOT, INC.
               (Exact name of registrant as specified in charter)

          DELAWARE                                    000-28271                                  133895178
(State or other jurisdiction                         (Commission                               (IRS Employer
      of incorporation)                             File Number)                            Identification No.)

462 BROADWAY, 6TH FLOOR, NEW YORK, NEW YORK                                                        10013
(Address of principal executive offices)                                                         (Zip Code)

Registrant's telephone number, including area code     (212) 219-8555

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

Item 2            ACQUISITION OR DISPOSITION OF ASSETS

                  On February 1, 2000, The Knot, Inc. ("The Knot") and Knot Acquisition Corporation ("Buyer") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Weddingpages, Inc., a Delaware corporation ("Weddingpages"), pursuant to which it was agreed that Buyer will merge with and into Weddingpages (the "Merger") and the surviving corporation will become a wholly-owned subsidiary of The Knot. The Merger is to be effected through the conversion of each share of common stock and class A common stock of Weddingpages (each, a "Common Share") outstanding immediately prior to the consummation of the Merger into the right to receive in cash an amount equal to $1.78. The Knot intends to use a portion of the proceeds received from its initial public offering to purchase the Common Shares upon consummation of the Merger. The amount of such consideration was determined based upon arm's-length negotiations between The Knot and Buyer, on one hand, and Weddingpages, on the other. The consummation of the Merger is subject to the satisfaction of certain conditions, including the approval of the stockholders of Weddingpages. A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference.

                  A copy of the press release announcing the Merger Agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7            FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.    The following documents are filed as exhibits to
                               this report:

                  2.1 Agreement and Plan of Merger dated as of February 1, 2000 among The Knot, Inc., Knot Acquisition Corporation and Weddingpages, Inc.

                  99.1         Press Release dated February 2, 2000.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         The Knot, Inc.

Date:  February 10, 2000              /s/       DAVID LIU
                                      ------------------------------
                                      Name:     David Liu
                                      Title:    President, Chief Executive
                                                 Officer and Chairman of the
                                                 Board

                                  Exhibit Index

                 Exhibit

                  2.1 Agreement and Plan of Merger dated as of February 1, 2000 among The Knot, Inc., Knot Acquisition Corporation and Weddingpages, Inc.

                  99.1         Press Release dated February 2, 2000.